UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028
(Address of Registrant’s principal executive office)

(602) 652-9600
(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
EaglePicher Automotive, Inc. (f/k/a Hillsdale Tool & Manufacturing Co.)	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

ITEM 5. Other Events

On August 7, 2003, EaglePicher Incorporated issued a press release announcing the completion of a new $275 million senior secured credit facility, the sale of $250 million of 9.75% Senior Notes due 2013 at 99.2% of par to yield 9 7/8%, and the expiration of the tender offer for its 9 3/8% Senior Subordinated Notes due 2008 on August 6, 2003 at 11:59 p.m., New York City time.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits

99.1	Press Release, dated August 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER HOLDINGS, INC.

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER INCORPORATED

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

DAISY PARTS, INC.

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER DEVELOPMENT CO., INC.

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER FAR EAST, INC.

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER FILTRATION & MINERALS, INC.

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER TECHNOLOGIES, LLC

By: Bradley J. Waters

Name: Bradley J. Waters Title: Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 7, 2003

EAGLEPICHER AUTOMOTIVE, INC. (F/K/A HILLSDALE TOOL & MANUFACTURING CO.)

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:August 7, 2003

EPMR CORPORATION

By: Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President